Stralem Balanced Fund

                               Stralem Equity Fund


                          Supplement dated June 5, 2003
           To Statement of Additional Information dated April 30, 2003

On page B-10, a new first paragraph is added to the section titled "Performance of the Funds." The new first paragraph reads as follows:

From time to time the Funds' performance data may be quoted in advertising and other promotional materials. The Funds may compare their performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), or Mutual Funds Magazine; Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or Bloomberg; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial World and Barron's.